Concentrations, Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN
Concentrations, Risks and Uncertainties
Concentrations, Risks and Uncertainties

Note 7–Concentrations, Risks and Uncertainties

The following investments individually represent 10 percent or more of the Plan’s net assets available for benefits:

December 31, 2025

BlackRock Equity Index Fund GG	$409,331,390

December 31, 2024

Ball Corporation Common Stock (b)	$229,140,513
BlackRock Equity Index Fund GG	$415,809,372

(b) party-in interest

The Plan provides for various investments in common stock, mutual funds, and collective investment trusts, which, in general, are exposed to various risks, such as significant world events, interest rates, credit risk and overall market volatility risk. Due to the level of risk associated with certain investments, it is reasonably possible that changes in the values of the investments will occur in the near term.